COMMITMENTS AND CONTINGENCIES	12 Months Ended
Oct. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES
Operating Lease Commitments.  We lease certain real and personal property from unrelated third parties under non-cancellable operating leases. Future minimum lease payments under operating leases as of October 31, 2018 were $44 million in 2019, $38 million in 2020, $27 million in 2021, $22 million in 2022, $14 million in 2023 and $46 million thereafter. Future minimum sublease income under leases as of October 31, 2018 was $2 million in 2019, $1 million in 2020, $1 million in 2021, zero in 2022, zero in 2023 and none thereafter. Certain leases require us to pay property taxes, insurance and routine maintenance, and include escalation clauses. Total rent expense was $60 million in 2018, $51 million in 2017 and $45 million in 2016.
Capital Lease Commitments. We had capital lease obligations of $4 million as of October 31, 2018 and October 31, 2017. The current portion of the total obligation is included in other accrued liabilities and the remaining long-term portion is included in other long-term liabilities on the consolidated balance sheet. Future minimum lease payments, including financing charges, under capital leases as of October 31, 2018 were $1 million in 2019, zero in 2020, $1 million in 2021, zero in 2022, $1 million in 2023 and $2 million thereafter. Assets held under capital leases are included in net property, plant, and equipment on the consolidated balance sheet.
Litigation and Contingencies. We are involved in lawsuits, claims, investigations and proceedings, including, but not limited to, patent, commercial and environmental matters, which arise in the ordinary course of business. There are no matters pending that we currently believe are reasonably possible of having a material impact to our business, consolidated financial condition, results of operations or cash flows.
On July 20, 2017, Centripetal Networks, Inc. ("Centripetal") filed a complaint in the United States District Court for the Eastern District of Virginia, Centripetal Networks, Inc. v. Keysight Technologies, Inc. and Ixia, Case No. 17-cv-00383-HCM-LRL (E.D. Va), alleging the infringement of Centripetal patents related to certain of Ixia’s products. Through July 31, 2018, we had accrued an immaterial amount, which represented a settlement offer made early in the litigation. At that time, we did not believe that a loss was probable or reasonably estimable, nor did we believe there was a reasonable possibility of a material loss. No settlement demands were made, nor were estimates of damages provided prior to court-ordered mediation.
Mediation was held in September 2018 but did not result in resolution of the case. On October 2, 2018, trial started before a jury. During the trial, the parties agreed to settle the case for a worldwide, royalty-bearing, non-transferable, irrevocable, non-terminable, non-exclusive license to Centripetal’s worldwide patent portfolio that ends on December 31, 2021, as well as a monetary, one-time payment of $25 million for past damages that was recognized in selling, general and administrative expense in the consolidated statement of operations. The complaint was dismissed on October 12, 2018. The payment for past damages was recognized and paid as of October 31, 2018.